UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2007

VALENTIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22987	94-3156660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

863A Mitten Rd., Burlingame, California		94010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (650) 697-1900

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into A Material Definitive Agreement

Effective January 26, 2007, Valentis, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”), as amended, with Medarex, Inc. (“Medarex”). Pursuant to the Purchase Agreement, the Company (i) sold to Medarex certain of Valentis’ patents, patent applications and other intellectual property rights related to the developmental endothelial locus-1 (“Del-1”) gene, Del-1 protein and certain Del-1 antibodies (collectively, the “Del-1 MAb Program”), (ii) sold to Medarex certain materials related to the Del-1 MAb Program, (iii) sold and assigned to Medarex a number of existing license agreements between the Company and certain third parties relating to the Company’s Del-1 MAb Program, (iv) sold to Medarex all of Valentis’ rights to the above referenced assets and (v) sold to Medarex all information, materials, files, documents, instruments, papers, books and records (whether scientific or financial) related to the above referenced assets, for an aggregate purchase price of $250,000 (the “Asset Sale”). In connection with the Asset Sale, Medarex agreed to assume certain liabilities of the Company related to the transferred assets. The Company and Medarex completed the Asset Sale on January 26, 2007.

The foregoing descriptions of the Purchase Agreement, as amended, and the Asset Sale do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, as amended, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Purchase Agreement is not intended as a document for investors and the public to obtain factual information about the current state of affairs of Valentis. Rather, investors and the public should look to other disclosures contained in Valentis’ reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Item 2.01  Completion of Acquisition or Disposition of Assets

See the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 2.01.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.1	Asset Purchase Agreement, effective as of January 26, 2007, as amended, by and between Valentis, Inc. and Medarex, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENTIS, INC.

February 1, 2007	/s/ Benjamin F. McGraw, III
Benjamin F. McGraw, III, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Asset Purchase Agreement, effective as of January 26, 2007, as amended, by and between Valentis, Inc. and Medarex, Inc.